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PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU
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                       CERTIFICATE OF LIMITED PARTNERSHIP
                              (15 Pa.C.S.ss. 8511)


Name:      Commonwealth Income & Growth Fund VI
Address:   470 John Young Way, Suite 300
           Exton, PA  19341

Fee:       $125

         In compliance with the requirements of 15 Pa.C.S. ss. 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

         1. The name of the limited partnership (may contain the word "company", or "limited" or "limited partnership" or any abbreviation):

         Commonwealth Income & Growth Fund VI

         2. The (a) address of the limited partnership's initial registration office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

                  (a) Number and Street       City State      Zip       County
                      -----------------       ----------      ---       ------

                      470 John Young Way      Exton, PA       19341     Chester
                      Suite 300

                  (b) Name of Commercial Registered Office Provided     County
                      ---------------------------------------------     ------

                      c/o:
                           ----------------------------------------------------

         3. The name and business address of each general partner of the partnership is:
                  Name                     Address
                  ----                     -------
                  Commonwealth Income &    470 John Young Way,
                  Growth Fund, Inc.        Ste. 300, Exton, PA 19341

         4. Check, and if appropriate complete, one of the following:

                  [ ] The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

                  [ ] The formation of the limited partnership shall be effective on _______________________________________.

         5. The specified effective date, if any is:

                  Upon filing
                  -----------

                  month          date          year           hour, if any


                                    IN TESTIMONY WHEREOF, the undersigned
                                    general partner(s) of the limited
                                    partnership has (have) executed this
                                    Certificate of Limited Partnership this
                                    6th day of January, 2006.

                                    /s/ Kimberly A. Springsteen
                                    ---------------------------
                                    Signature